Exhibit 99.4

Pro Forma Financial Impact

Summit Financial Group, Inc.'s Acquisition of WinFirst Financial Corp.

September 28, 2020

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Forward-Looking Statements

This pro forma financial impact presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between WinFirst Financial Corp. ("WinFirst") and Summit Financial Group, Inc. ("Summit"), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Summit's and WinFirst's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "targets," "projects," or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Summit and WinFirst and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of WinFirst and Summit. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Summit and WinFirst may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the negative impacts and disruptions resulting from the COVID-19 pandemic on the economies and communities served by Summit and WinFirst, which may have an adverse impact on Summit's and WinFirst's business, financial condition, liquidity and results of operations and their credit portfolio, stock price, borrowers and the economy, both locally and globally; (3) the expected growth opportunities or cost savings from the merger may not be fully realized or may take to realize than expected; (4) deposit attrition, operating costs, customer losses and business disruption following the including adverse effects on relationships with employees, may be greater than expected; (5) the regulatory approvals

Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

Forward-Looking Statements continued

(6) the shareholders of WinFirst may fail to approve the merger; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Summit and WinFirst are engaged; (8) changes in the interest rate environment may adversely affect net interest income; (9) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (10) competition from other financial services companies in Summit's and WinFirst's markets could adversely affect operations; and (11) the economy could experience a slowdown that could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Summit's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission ("SEC") and available on the SEC's Internet site (http://www.sec.gov).

Summit and WinFirst caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Summit or WinFirst or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Summit and WinFirst do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Additional Information About the Merger and Where to Find It

The information in this presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. WinFirst will deliver the proxy statement to its shareholders. Shareholders of WinFirst are urged to read the proxy statement that will be sent to you seeking your required approval of the Merger, because it will contain important information about the Company, Summit, WinFirst, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters. You are urged to read the proxy statement carefully before making a decision concerning the Merger. In addition, Summit may file other relevant documents concerning the proposed Merger with the SEC. Investors and security holders are urged to read any other relevant documents when they become available because they will contain important information about the proposed Merger.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Summit and WinFirst may also obtain free copies of these documents by directing a request to Ms. Teresa Ely, Summit's Director of Shareholder Relations, by telephone at (304) 530-0526 or by email at tely@summitfgi.com or by accessing these documents at Summit's website: www.summitfgi.com. The information on Summit's website is not, and shall not be deemed to be, a part of this presentation or incorporated into other filings made with the SEC.

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Participants in the Solicitation

Summit, WinFirst and their respective directors, executive officers and certain other members of management and employees may be deemed "participants" in the solicitation of proxies from WinFirst's shareholders in connection with the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the WinFirst shareholders in connection with the merger will be set forth in the proxy statement.

You can find information about the executive officers and directors of Summit in its Annual Report on Form 10-K for the year ended December 31, 2019 and in its definitive proxy statement filed with the SEC on April 16, 2020. Information about the directors and executive officers of WinFirst may be obtained by reading the proxy statement regarding the merger when it becomes available. You can obtain free copies of these documents from Summit or WinFirst using the contact information above.

Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

Pro Forma Financial Impact

Key Assumptions

- Aggregate transaction value of approximately $21.7 million, paid in cash ($328.05 per share of WinFirst)
- One-time pre-tax deal costs of approximately $2.3 million
- Cost savings
  - 30% of WinFirst's noninterest expense base
  - 50% of cost savings realized in 2021; 100% thereafter
- Gross loan credit mark of 2.5%
- Total intangibles of $7.5 million created (core deposit intangible of $0.4 million, amortized over 10 years; goodwill of $7.1 million)
- Projected close year end 2020

Estimated Pro Forma Impact

- Estimated Pro Forma Financial Results
  - Summit tangible book value dilution at close – $0.74 per share, or 4.2%; expected earnback period – 3.9 years
  - Summit Estimated EPS Accretion:
    - FY 2021 – 6.4%
    - FY 2022 – 6.9%
    - FY 2023 – 6.1%
- Estimated Pro Forma Balance Sheet at Close
  - Assets – $3.05 billion
  - Loans – $2.36 billion
  - Deposits – $2.57 billion
  - Equity – $274 million
- Estimated Pro Forma Capital Ratios at Close
  - TCE / TA – 7.3%
  - Tier 1 Leverage – 8.2%
  - CET1 RBC – 8.8%
  - Tier 1 RBC – 9.6%
  - Total RBC – 12.1%

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.